UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2015 (March 2, 2015)

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 342-3400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Peabody Energy Corporation (“Peabody”) is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1, which information is incorporated herein by reference. This information, certain of which has been previously reported, is excerpted from a Preliminary Offering Memorandum that is being disseminated in connection with the proposed senior secured second lien notes offering described in Item 8.01 below.

As provided in General Instruction B.2 of Form 8-K, the information included under this Item, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

Offering of Senior Secured Second Lien Notes

On March 2, 2015, Peabody issued a press release announcing that it intends to offer $1.0 billion aggregate principal amount of senior secured second lien notes. Peabody intends to use the net proceeds from the sale of the notes to fund the Tender Offer (as defined below) and for general corporate purposes, which may include the payment of its federal coal lease expenditures and other obligations. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Tender Offer for 7 3/8% Senior Notes due 2016

On March 2, 2015, Peabody issued a press release announcing that it has commenced a tender offer (the “Tender Offer”) to purchase for cash any and all of the $650 million aggregate principal amount outstanding of its 7 3/8% Senior Notes due 2016. This Current Report on Form 8-K is not an offer to purchase or a solicitation of an offer to sell any of the 7 3/8% Senior Notes due 2016. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Disclosure regarding Peabody in connection with the distribution of the Preliminary Offering Memorandum.

99.2	Press Release of Peabody Energy Corporation, dated March 2, 2015, announcing the notes offering.

99.3	Press Release of Peabody Energy Corporation, dated March 2, 2015, announcing the tender offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

March 2, 2015	By:	/s/ Scott T. Jarboe
		Name:	Scott T. Jarboe
		Title:	Assistant Secretary of Peabody Energy Corporation

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Disclosure regarding Peabody in connection with the distribution of the Preliminary Offering Memorandum.

99.2	Press Release of Peabody Energy Corporation, dated March 2, 2015, announcing the notes offering.

99.3	Press Release of Peabody Energy Corporation, dated March 2, 2015, announcing the tender offer.

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